Exhibit 99.1

ChannelAdvisor Announces First Quarter 2015 Financial Results
Revenue of $22.6 million increases 17 percent year-over-year

Research Triangle Park, NC - May 4, 2015 - ChannelAdvisor Corporation (NYSE: ECOM), a leading provider of cloud-based e-commerce solutions that enable retailers and manufacturers to increase global sales, today announced its financial results for the quarter ended March 31, 2015.

"We delivered solid first quarter results with adjusted EBITDA above expectations, as we focus on delivering improving profitability while positioning ourselves to generate long-term revenue growth,” said Scot Wingo, CEO of ChannelAdvisor. “During the first quarter we continued to enhance our technology that helps brands and online retailers thrive in a complex and rapidly-changing market. We are focusing our sales efforts on larger brands and retailers that represent higher retention rates and higher quality, recurring revenue. While this transition means that revenue growth this year will be below our growth rates in recent years, we believe it is the right strategy to navigate ChannelAdvisor to the intersection of profitable long-term growth.”

First Quarter 2015 Financial Results

•	Total revenue of $22.6 million for the first quarter of 2015 increased 17 percent compared with total revenue of $19.3 million for the first quarter of 2014.

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GAAP net loss was $(9.0) million compared with a net loss of $(9.4) million in the first quarter of 2014. GAAP net loss per share was $(0.36), based on 24.9 million weighted average shares outstanding, compared with a net loss per share of $(0.39), based on 24.2 million weighted average shares outstanding in the year-ago period.

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Non-GAAP net loss, which excludes the impact of non-cash stock-based compensation, was $(6.1) million for the first quarter of 2015 compared with non-GAAP net loss of $(8.7) million for the first quarter of 2014. Non-GAAP net loss per share was $(0.24) for the first quarter of 2015 compared with a non-GAAP net loss per share of $(0.36) for the first quarter of 2014.

•
Adjusted EBITDA, a non-GAAP measure, was $(4.2) million for the first quarter of 2015 compared with $(7.3) million for the first quarter of 2014. Adjusted EBITDA excludes depreciation, amortization, income tax expense, interest and stock-based compensation expense.

•	Cash at quarter end totaled $62.9 million, compared with $68.4 million at the end of the fourth quarter of 2014.

Recent Business Highlights

•	Added 52 net customers in the first quarter. Total customer count was 2,893 at the end of the first quarter, an increase of 13 percent from 2,565 customers at the end of the first quarter of 2014.

•	Average revenue per customer, calculated on a trailing twelve-month basis, increased 2 percent to $31,630 for the first quarter, compared with $30,883 for the first quarter of 2014.

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Fixed subscription fees were 78 percent of total revenue and variable subscription fees were 22 percent of total revenue for the first quarter of 2015. This compares to 73 percent and 27 percent, respectively, for the first quarter of 2014.

•	Subscription dollar retention rate, the primary metric that we use to measure customer retention, exceeded 100 percent for the quarter, consistent with recent performance.

•	Added new top-tier customers including Ahava, Beall's, Ergotron, Jeg's Automotive, Spacebound, Inc. and Zulily.

•	Hosted Catalyst Americas 2015 with record number of attendees.

•	Hosted E-Commerce for Branded Manufacturers, a one-day conference for brands that are going direct online.

•	Hosted Autocommerce, a one-day event for automotive online sellers.

•	Named 'Marketplaces Best Platform Partner' by Newegg.

•	Opened a new office in Seattle.

•	Announced support for Facebook Dynamic Product Ads.

Exhibit 99.1

Financial Outlook
Based on information available as of today, ChannelAdvisor is issuing the following guidance for the second quarter and full year of 2015:

Second Quarter 2015

•	Total revenue between $21.4 million and $21.8 million.

•	Adjusted EBITDA between $(6.0) million and $(5.0) million.

•	Stock-based compensation expense between $3.5 million and $3.8 million.

•	25.1 million weighted average shares outstanding.
Full Year 2015

•	Total revenue between $94.0 million and $97.0 million.

•	Adjusted EBITDA between $(16.0) million and $(13.0) million.

•	Stock-based compensation expense between $13.0 million and $14.0 million.

•	25.2 million weighted average shares outstanding.

Conference Call Information

What:	ChannelAdvisor first quarter 2015 financial results conference call
When:	Monday, May 4, 2015
Time:	4:30 p.m. ET
Live Call:	(855) 638-4821, Passcode 24953556, Domestic
(704) 288-0612, Passcode 24953556, International
Webcast:	http://ir.channeladvisor.com (live and replay)

Key Operating Metrics
Number of customers includes all customers who subscribe to at least one of our solutions, but excludes customers who subscribe only to one of our legacy product offerings from prior to 2008 that are focused on solutions for lower-volume eBay sellers.
Average revenue per customer is revenue divided by the average monthly number of customers during the period.
Subscription dollar retention rate is calculated for a particular period by establishing the cohort of customers that had active contracts as of the end of the prior period. We then calculate our subscription dollar retention rate by taking the amount of fixed subscription revenue we recognized for the cohort in the period for which we are reporting the rate and dividing it by the fixed subscription revenue we recognized for the same cohort in the prior period. For this purpose any variable subscription fees paid by our customers or any implementation fees.
Non-GAAP Financial Measures
This press release contains the following non-GAAP financial measures: non-GAAP net loss, non-GAAP net loss per share and adjusted EBITDA.
ChannelAdvisor believes that these non-GAAP measures of financial results provide useful information to management and investors relating to ChannelAdvisor’s financial condition and results of operations. The company’s management uses these non-GAAP measures to compare the company’s performance to that of prior periods for trend analyses, and for budgeting and planning purposes. The company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making.
Management of the company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded in the company’s financial statements. In order to compensate for these limitations, management presents non-GAAP financial measures together with GAAP results. Non-GAAP

Exhibit 99.1

measures should be considered in addition to results and guidance prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. ChannelAdvisor urges investors to review the reconciliation and not to rely on any single financial measure to evaluate the company’s business. In addition, other companies, including companies in our industry, may calculate similarly named non-GAAP measures differently than we do, which limits their usefulness in comparing our financial results with theirs. With respect to our expectations under "Financial Outlook" above, reconciliation of non-GAAP Adjusted EBITDA guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity and low visibility with respect to the charges excluded from this non-GAAP measure. We expect the variability of the above charges to have a significant, and potentially unpredictable, impact on our future GAAP financial results.

About ChannelAdvisor
ChannelAdvisor (NYSE: ECOM) is a leading provider of cloud-based e-commerce solutions that enable online retailers and manufacturers to integrate, manage and optimize their merchandise sales across hundreds of online channels including Amazon, Google, eBay, Facebook and more. Through automation, analytics and optimization, ChannelAdvisor customers can leverage a single inventory feed to more efficiently list and advertise products online, and connect with shoppers to increase sales. Billions of dollars in merchandise value are driven through ChannelAdvisor’s platform every year, and thousands of customers use ChannelAdvisor’s solutions to help grow their businesses. For more information, visit www.channeladvisor.com.

Cautionary Language Concerning Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook and guidance and expectations regarding our growth and that of the e-commerce industry. These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts and projections, as well as the current beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond ChannelAdvisor’s control. ChannelAdvisor’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in ChannelAdvisor’s Annual Report on Form 10-K for the year ended December 31, 2014 and its Quarterly Report on Form 10-Q that will be filed for the quarter ended March 31, 2015, as well as other documents that may be filed by the company from time to time with the Securities and Exchange Commission. These documents are available on the ‘SEC Filings’ section of the Investor Relations page of our website at http://ir.channeladvisor.com. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: our reliance for a significant portion of our revenue on sales by our customers on the Amazon and eBay marketplaces and through advertisements on Google; our ability to respond to rapid changes in channel technologies or requirements; our ability to compete successfully against current and future competitors, which could include the channels themselves; our reliance in part on a pricing model under which a portion of the subscription fees we receive from customers is variable, based upon the amount of transaction volume that those customers process through our platform; our reliance on non-redundant data centers and cloud computing providers to deliver our SaaS solutions; the potential that the e-commerce market does not grow, or grows more slowly than we expect, particularly on the channels that our solutions support; challenges and risks associated with our increasing international operations; and security or privacy breaches. The forward-looking statements included in this press release represent ChannelAdvisor’s views as of the date of this press release. ChannelAdvisor undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, these forward-looking statements should not be relied upon as representing ChannelAdvisor’s views as of any date subsequent to the date of this press release.
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Exhibit 99.1

Media Contact:
Sarah O'Dea
ChannelAdvisor Corporation
sarah.odea@channeladvisor.com
919-228-4784
Investor Contact:
Garo Toomajanian
ICR, LLC
ir@channeladvisor.com
919-228-2003

ChannelAdvisor Corporation and Subsidiaries
Condensed Consolidated Balance Sheets
(in thousands, except share and per share data)

	March 31, 2015	December 31, 2014
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$62,888	$68,366
Accounts receivable, net of allowance of $1,011 and $673 as of March 31, 2015 and December 31, 2014, respectively	15,650	14,619
Prepaid expenses and other current assets	6,391	4,940
Total current assets	84,929	87,925
Property and equipment, net	11,967	12,603
Goodwill	21,374	21,518
Intangible assets, net	3,862	4,083
Restricted cash	573	633
Other assets	656	285
Total assets	$123,361	$127,047
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$854	$564
Accrued expenses	8,919	7,292
Deferred revenue	17,866	16,840
Other current liabilities	2,906	2,563
Total current liabilities	30,545	27,259
Long-term capital leases, net of current portion	1,693	2,014
Other long-term liabilities	4,503	4,126
Total liabilities	36,741	33,399
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized, no shares issued and outstanding as of March 31, 2015 and December 31, 2014	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized, 24,942,813 and 24,915,510 shares issued and outstanding as of March 31, 2015 and December 31, 2014, respectively	25	25
Additional paid-in capital	231,335	228,370
Accumulated other comprehensive loss	(1,167)	(130)
Accumulated deficit	(143,573)	(134,617)
Total stockholders’ equity	86,620	93,648
Total liabilities and stockholders’ equity	$123,361	$127,047

ChannelAdvisor Corporation and Subsidiaries
Unaudited Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)

	Three Months Ended March 31,
	2015	2014
Revenue	$22,590	$19,338
Cost of revenue (excluding depreciation) (1)	5,368	4,967
Depreciation - cost of revenue	1,048	765
Gross profit	16,174	13,606
Operating expenses (1):
Sales and marketing	15,358	13,637
Research and development	4,026	3,963
General and administrative	4,961	4,696
Depreciation and amortization	885	590
Total operating expenses	25,230	22,886
Loss from operations	(9,056)	(9,280)
Other (expense) income:
Interest expense, net	(44)	(55)
Other income (expense), net	6	(3)
Total other expense	(38)	(58)
Loss before income taxes	(9,094)	(9,338)
Income tax expense	(138)	32
Net loss	$(8,956)	$(9,370)
Net loss per share:
Basic and diluted	$(0.36)	$(0.39)
Weighted average common shares outstanding:
Basic and diluted	24,930,451	24,182,110

(1) Includes stock-based compensation as follows:
Cost of revenue (excluding depreciation)	$263	$48
Sales and marketing	1,147	176
Research and development	384	66
General and administrative	1,096	340
	$2,890	$630

ChannelAdvisor Corporation and Subsidiaries
Unaudited Condensed Consolidated Statements of Cash Flows
(in thousands)

	Three Months Ended March 31,
	2015	2014
Cash flows from operating activities
Net loss	$(8,956)	$(9,370)
Adjustments to reconcile net loss to cash and cash equivalents used in operating activities:
Depreciation and amortization	1,933	1,355
Bad debt expense	486	340
Stock-based compensation expense	2,890	630
Other items, net	34	(9)
Changes in assets and liabilities:
Accounts receivable	(2,883)	1,365
Prepaid expenses and other assets	(1,332)	205
Accounts payable and accrued expenses	2,708	(1,683)
Deferred revenue	965	699
Cash and cash equivalents used in operating activities	(4,155)	(6,468)
Cash flows from investing activities
Purchases of property and equipment	(548)	(3,399)
Payment of internal-use software development costs	(775)	(146)
Cash and cash equivalents used in investing activities	(1,323)	(3,545)
Cash flows from financing activities
Repayment of capital leases	(342)	(300)
Proceeds from exercise of stock options	75	799
Cash and cash equivalents (used in) provided by financing activities	(267)	499

Effect of currency exchange rate changes on cash and cash equivalents	267	70
Net decrease in cash and cash equivalents	(5,478)	(9,444)
Cash and cash equivalents, beginning of period	68,366	104,406
Cash and cash equivalents, end of period	$62,888	$94,962

Reconciliation of GAAP Net Loss to Non-GAAP Net Loss and Non-GAAP Net Loss Per Share
(unaudited; in thousands, except share and per share data)
	Three Months Ended March 31,
	2015	2014
Net loss (GAAP)	$(8,956)	$(9,370)
Plus: stock-based compensation	2,890	630
Net loss (Non-GAAP)	$(6,066)	$(8,740)

Weighted average common shares outstanding, basic and diluted	24,930,451	24,182,110
Net loss per share, basic and diluted (Non-GAAP)	$(0.24)	$(0.36)

Reconciliation of Net Loss to Adjusted EBITDA
(unaudited; in thousands)
	Three Months Ended March 31,
	2015	2014
Net loss	$(8,956)	$(9,370)
Adjustments:
Interest expense, net	44	55
Income tax (benefit) expense	(138)	32
Depreciation and amortization expense	1,933	1,355
Total adjustments	1,839	1,442
EBITDA	(7,117)	(7,928)
Stock-based compensation expense	2,890	630
Adjusted EBITDA	$(4,227)	$(7,298)

Depreciation and Amortization by Financial Statement Line Item (1)
(unaudited; in thousands)
	Three Months Ended March 31,
	2015	2014
Sales and marketing	$278	$194
Research and development	105	84
General and administrative	502	312
Total depreciation and amortization expense attributable to operating expenses	$885	$590

(1) Amounts are excluded from each operating expense line item and presented separately in Depreciation and amortization on the Consolidated Statements of Operations